UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: October 17, 2006

PROVIDENCE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

TEXAS
(State or other jurisdiction of incorporation or organization)

000-30377 (Commission File Number)	06-1538201 (IRS Employer Identification Number)

Nora Coccaro, Chief Executive Officer
2610-1066 West Hastings Street, Vancouver, British Columbia V6E 3X2
(Address of principal executive offices)

(604) 602-1717
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On October 17, 2006, the board of directors of Providence Resources, Inc. (the “Corporation”) unanimously approved a resolution amending the Corporation’s bylaws. The amendment adds Section 2.9 to the bylaws to provide the chairman of the board with a tie breaking vote at meetings of the board of directors if necessary. All other provisions of the Corporation’s bylaws remain the same.

Section 2.9 provides as follows:

“ SECTION 2.9 VOTING. In the event of a tie vote of the Board and one or more directors is absent from the meeting, the matter will be deferred until the next meeting of the Board. In the event of a tie vote and all directors have participated in the meeting and have voted or abstained from voting, the Chairman of the Board will cast an additional vote and the matter will be approved or disapproved based upon such vote. In the event of a tie vote and the Chairman of the Board has abstained from casting an additional vote on the matter, the matter will be deemed disapproved due to the matter failing to obtain a majority of affirmative votes.”

The foregoing description of the amendment to the bylaws is qualified in its entirety by reference to the bylaws, as amended, a complete of copy of which is attached hereto and incorporated herein by reference.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(c)     The following exhibits are filed herewith:

Exhibit No.     Page No.          Description

3(ii)                  3                      Amended and Restated Bylaws of the Providence Resources, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Providence Resources, Inc.                                     Date

By: /s/ Nora Coccaro                                                 October 27, 2006

Name: Nora Coccaro

Title: Chief Executive Officer

Exhibit 3(ii)

AMENDED AND RESTATED BYLAWS

OF

PROVIDENCE RESOURCES, INC.

ARTICLE I

STOCKHOLDERS

SECTION 1.1 ANNUAL MEETING. An annual meeting of stockholders for the purpose of electing directors and of transacting such other business as may come before it shall be held each year at such date, time, and place, either within or without the State of Texas, as may be specified by the Board of Directors.

SECTION 1.2 SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be held at any time exclusively upon call of the Chairman or a majority of the total number of directors which the Board of Directors of the corporation would have if there were no vacancies (the “Whole Board”), at such time and place either within or without the State of Texas as may be stated in the notice.

SECTION 1.3 NOTICE OF MEETING. Written notice of stockholders’ meetings, stating the place, date, and hour thereof, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by the President or the Secretary to each stockholder entitled to vote thereat at least ten days but not more than sixty days before the date of the meeting, unless a different period is prescribed by law. Stockholders wishing to submit a proposal or director nomination for consideration at a meeting of the stockholders must provide advance written notice of such proposal to the Secretary of the corporation of not less than 30 days nor more than 60 days prior to the meeting.

SECTION 1.4 QUORUM. Except as otherwise provided by law or in the Certificate of Incorporation or these Bylaws, at any meeting of stockholders, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting shall be present or represented by proxy in order to constitute a quorum for the transaction of any business. In the absence of a quorum, a majority in interest of the stockholders present or the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 1.5 of these Bylaws until a quorum shall attend.

SECTION 1.5 ADJOURNMENT. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 1.6 ORGANIZATION. The Chairman shall call to order meetings of stockholders and shall act as chairman of such meetings. The Board of Directors or, if the Board fails to act, the stockholders may appoint any stockholder, director, or officer of the corporation to act as chairman of any meeting in the absence of the Chairman. The Secretary shall act as secretary of all meetings of stockholders, but, in the absence of the Secretary, the chairman of the meeting may appoint any other person to act as secretary of the meeting.

SECTION 1.7 VOTING. Except as otherwise provided by law or in the Certificate of Incorporation or these Bylaws and except for the election of directors, at any meeting duly called and held at which a quorum is present, a majority of the votes cast at such meeting upon a given question by the holders of outstanding shares of stock of all classes of stock of the corporation entitled to vote thereon who are present in person or by proxy shall decide such question. At any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the votes cast by the holders (acting as such) of shares of stock of the corporation entitled to elect such directors.

ARTICLE II

BOARD OF DIRECTORS

SECTION 2.1 NUMBER AND TERM OF OFFICE. The business, property, and affairs of the corporation shall be managed by a Board of Directors consisting of no less than two directors. The number of directors may be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Whole Board (but may not be less than two). The Board of Directors shall be divided into three classes, which are hereby designated Class A, Class B and Class C. The term of office of the initial Class A directors shall expire at the next annual meeting of stockholders, that of the initial Class B directors at the second succeeding annual meeting of stockholders, and that of the initial Class C directors at the third succeeding annual meeting of stockholders. At each annual meeting after the initial classification of directors, directors to replace those whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting. The directors shall be elected by the holders of shares entitled to vote thereon at the annual meeting of stockholders, and each shall serve until his respective successor has been elected and qualified. Directors need not be stockholders.

SECTION 2.2 MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board. Special meetings of the Board of Directors shall be held at such time and place as shall be designated in the notice of the meeting whenever called by the President or by one of the directors then in office.

SECTION 2.3 NOTICE OF SPECIAL MEETINGS. The Secretary, or in his absence any other officer of the corporation, shall give each director notice of the time and place of holding of special meetings of the Board of Directors at least twenty-four hours before the meeting, whether by mail, telegram, cable, radiogram, telecopier, electronic mail, courier, or personal service. No business may be transacted at any meeting without specification of such business in the notice.

SECTION 2.4 QUORUM AND ORGANIZATION OF MEETINGS. A majority of the total number of members of the Board of Directors as constituted from time to time shall constitute a quorum for the transaction of business, but, if at any meeting of the Board of Directors (whether or not adjourned from a previous meeting) there shall be less than a quorum present, a majority of those present may adjourn the meeting to another time and place, and the meeting may be held as adjourned without further notice or waiver. Except as otherwise provided by law or in the Certificate of Incorporation or these Bylaws, a majority of the directors present at any meeting at which a quorum is present may decide any question brought before such meeting. Meetings shall be presided over by the Chairman, or in the absence of the Chairman, by such other person as the directors may select. The Secretary of the corporation shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

SECTION 2.5 EXECUTIVE COMMITTEE. The Board, by resolution adopted by a majority of the Board, may designate an Executive Committee of one or more directors, which committee shall have all the powers and authority of the Board except as otherwise provided in such resolution, Texas Business Corporation Act, or any other applicable law. The members of the Executive Committee shall serve at the pleasure of the Board. All action of the Executive Committee shall be reported to the Board at its next meeting.

SECTION 2.6 OTHER COMMITTEES. The Board of Directors may, by resolution passed by a majority of the Board, designate one or more other committees, each committee to consist of one or more of the directors of the corporation. Such committees shall have such powers as the Board of Directors shall assign from time to time. The Board may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of the committee. Each such committee which may be established by the Board of Directors pursuant to these Bylaws may fix its own rules and procedures. Notice of meetings of committees, other than of regular meetings provided for by the rules, shall be given to committee members. All action taken by committees shall be recorded in minutes of the meetings.

SECTION 2.7 ACTION WITHOUT MEETING. Nothing contained in these Bylaws shall be deemed to restrict the power of members of the Board of Directors or any committee designated by the Board to take any action required or permitted to be taken by them without a meeting.

SECTION 2.8 TELEPHONE MEETINGS. Nothing contained in these Bylaws shall be deemed to restrict the power of members of the Board of Directors, or any committee designated by the Board, to participate in a meeting of the Board, or committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

SECTION 2.9 VOTING. In the event of a tie vote of the Board and one or more directors is absent from the meeting, the matter will be deferred until the next meeting of the Board. In the event of a tie vote and all directors have participated in the meeting and have voted or abstained from voting, the Chairman of the Board will cast an additional vote and the matter will be approved or disapproved based upon such vote. In the event of a tie vote and the Chairman of the Board has abstained from casting an additional vote on the matter, the matter will be deemed disapproved due to the matter failing to obtain a majority of affirmative votes.

ARTICLE III

OFFICERS

SECTION 3.1 EXECUTIVE OFFICERS. The executive officers of the corporation shall be a President, one or more Vice Presidents, a Treasurer, and a Secretary, each of whom shall be elected by the Board of Directors. The Board of Directors may elect or appoint such other officers (including a Controller and one or more Assistant Treasurers and Assistant Secretaries) as it may deem necessary or desirable. Each officer shall hold office for such term as may be prescribed by the Board of Directors from time to time. Any person may hold at one time two or more offices.

SECTION 3.2 POWERS AND DUTIES. The Chairman shall preside at all meetings of the stockholders and of the Board of Directors. In the absence of the Chairman, the President, or a Vice President appointed by the President or, if the President fails to make such appointment, by the Board, shall perform all the duties of the Chairman. The officers and agents of the corporation shall each have such powers and authority and shall perform such duties in the management of the business, property, and affairs of the corporation as generally pertain to their respective offices, as well as such powers and authorities and such duties as from time to time may be prescribed by the Board of Directors.

ARTICLE IV

RESIGNATIONS, REMOVALS, AND VACANCIES

SECTION 4.1 RESIGNATIONS. Any director or officer of the corporation, or any member of any committee, may resign at any time by giving written notice to the Board of Directors, the President, or the Secretary of the corporation. Any such resignation shall take effect at the time specified therein or, if the time be not specified therein, then upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective.

SECTION 4.2 REMOVALS.

(a)     The board of Directors, by majority vote, at any meeting thereof, or by written consent, at any time, may, to the extent permitted by law, remove with or without cause from office or terminate the employment of any officer or member of any committee and may, with or without cause, disband any committee.

(b)     Any director or the entire Board of Directors may be removed with cause by the holders of a majority of all outstanding shares of the corporation entitled to vote generally, voting together as a single class.

SECTION 4.3 VACANCIES. Any vacancy in the office of any director or officer through death, resignation, removal, disqualification, or other cause, and any additional directorship resulting from increase in the number of directors, may be filled at any time by a majority of the directors then in office (even though less than a quorum remains); provided, however, that in the case of any newly created directorship or vacancy in the office of any director, the Board of Directors may require that such newly created directorship or vacancy be filled by the stockholders at a special meeting of the stockholders. Subject to the provisions of this Article IV, the person so chosen shall hold office until his successor shall have been elected and qualified, or, if the person so chosen is a director elected to fill a vacancy, he shall (subject to the provisions of this Article IV) hold office for the unexpired term of his predecessor.

ARTICLE V

CAPITAL STOCK

SECTION 5.1 STOCK CERTIFICATES. The certificates for shares of the capital stock of the corporation shall be in such form as shall be prescribed by law and approved, from time to time, by the Board of Directors.

SECTION 5.2 TRANSFER OF SHARES. Shares shall be transferable only on the corporation’s books, upon surrender of the certificate for the shares, properly endorsed. The Board may require satisfactory surety before issuing a new certificate to replace a certificate claimed to have been lost or destroyed.

SECTION 5.3 FIXING RECORD DATE. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which, unless otherwise provided by law, shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.

SECTION 5.4 LOST CERTIFICATES. The Board of Directors or any transfer agent of the corporation authorized by the Board of Directors may direct a new certificate or certificates representing stock of the corporation to be issued in place of any certificate or certificates theretofore issued by the corporation, alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors (or any transfer agent of the corporation authorized to do so by a resolution of the Board of Directors) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to give the corporation a bond in such sum as the Board of Directors (or any transfer agent so authorized) shall direct to indemnify the corporation against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificates, and such requirement may be general or confined to specific instances.

SECTION 5.5 REGULATIONS. The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, registration, cancellation, and replacement of certificates representing stock of the corporation.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1 CORPORATE SEAL. The corporate seal shall have inscribed thereon the name of the corporation and shall be in such form as may be approved from time to time by the Board of Directors.

SECTION 6.2 FISCAL YEAR. The fiscal year of the corporation shall begin on the 1st day of January in each year and terminate on the 31st day of December in each succeeding year.

SECTION 6.3 NOTICES AND WAIVERS THEREOF.

(a)     Whenever any notice whatever is required by law, the Certificate of Incorporation, or these Bylaws to be given to any stockholder, director, or officer, such notice, except as otherwise provided by law, may be given personally, by mail, or by courier or, in the case of directors or officers, by telecopier, electronic mail, telegram, cable, courier, or radiogram, addressed to such address as appears on the books of the corporation. Any notice given by telecopier, electronic mail, telegram, cable, or radiogram shall be deemed to have been given when it shall have been transmitted and any notice given by mail or courier shall be deemed to have been given when it shall have been deposited in the United States mail with postage thereon prepaid or delivered to such courier.

(b)     Whenever any notice is required to be given by law, the Certificate of Incorporation, or these Bylaws, a written waiver thereof, signed by the person entitled to such notice, whether before or after the meeting or the time stated therein, shall be deemed equivalent in all respects to such notice to the full extent permitted by law.

SECTION 6.4 STOCK OF OTHER CORPORATIONS OR OTHER INTERESTS. Unless otherwise ordered by the Board of Directors, the President, the Secretary, or such attorneys or agents of the corporation as may be from time to time authorized by the Board of Directors or the President shall have full power and authority on behalf of this corporation to attend and to act and vote in person or by proxy at any meeting of the holders of securities of any corporation or other entity in which this corporation may own or hold shares or other securities, and at such meetings shall possess and may exercise all the rights and powers incident to the ownership of such shares or other securities which this corporation, as the owner or holder thereof, might have possessed and exercised if present. The President, the Secretary, or such attorneys or agents, may also execute and deliver on behalf of this corporation powers of attorney, proxies, consents, waivers, and other instruments relating to the shares or securities owned or held by this corporation.

ARTICLE VII

AMENDMENTS

Except as otherwise provided by law or in the Certificate of Incorporation or these Bylaws, the Bylaws of the corporation may be altered or repealed and new Bylaws may be adopted either: (a) at any annual or special meeting of stockholders, by the affirmative vote of the holders of a majority of the voting power of the stock issued and outstanding and entitled to vote thereat, provided that in the case of any such stockholder action at a special meeting of stockholders, notice of the proposed alteration, repeal or adoption of the new Bylaw or Bylaws must be contained in the notice of such special meeting; or (b) by the affirmative vote of a majority of the Whole Board.